UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21955

Stewart Capital Mutual Funds
800 Philadelphia Street
Indiana, PA 15701

(Address of principal executive offices)

Malcolm Polley
Stewart Capital Advisors LLC
800 Philadelphia Street
Indiana, PA 15701

(Name and address of agent for service)

Copies to:
JoAnn M. Strasser
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Registrant's telephone number, including area code: (724) 465-1443

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Stewart Capital

MID CAP FUND

SEMI-ANNUAL REPORT 6•30•13

Table of Contents

Letter to Shareholders	1
Expense Example	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Additional Information	21
Privacy Notice	22

Investment Products Offered

Are Not FDIC Insured | You May Lose Money | Are Not Bank Guaranteed

1

Dear Fellow Shareholders,

One of the many things I find myself telling my children is, “Patience is a virtue.” Patience, however, is sometimes very hard to maintain – particularly when by doing so one appears to be missing opportunities. Over the first several months of 2013, Fund performance has certainly tried my patience, yet I keep reminding myself that because we focus on buying good businesses at good prices, we believe the value of the business will eventually be realized. While misunderstandings about how businesses operate may cause prices to run up (or down) irrationally, they may create greater risk for those who choose to ignore the underlying business metrics.

The Economy

This year started, as do many years, full of hope for what the New Year had in store. Expectations were high that resolution to the budget impasse and the debt crisis would mean that nothing but clear sailing remained ahead. Unfortunately, reality often serves to splash cold water in the face of our expectations.

In our most recent annual report, we indicated that we expected the economy to grow between 1% and 1.5% for the full year. While the market was looking for something higher (and, indeed the first estimate of GDP growth for the first quarter indicated such with a 2.5% reading), each estimate of Q1 GDP was revised downward, finally landing at a 1.1% increase. Growth, but not the robust, job-creating growth that the market had been hoping.

Now that expectations for growth seem to be headed downward, the market has changed its focus to Ben Bernanke and the Federal Reserve and when they will begin easing up on the monetary accelerator in the form of its quantitative easing or QE. Indeed, the market seems to be fully engaged in its game of parsing the Fed’s every word for clues as to when the monetary punchbowl will no longer get refilled.

While the musings and moanings of the market regarding the ending of QE is certainly interesting, we remain steadfast in our belief that economic growth (particularly for the current year) will remain sub-par. We think job growth, while present, will not be enough to reduce the rolls of unemployed and underemployed, and while the unemployment rate may decline – it will be more the result of people falling out of the workforce than finding jobs.

Market Overview

Equity markets have been quite strong thus far in 2013. In part, this was driven by expectations for reasonably strong earnings, and while earnings season during Q1 (and so far in Q2) has been less than robust and while expectations for earnings growth for the current year have come down, it seems the market has shifted its attention to 2014. (From the market’s perspective, the New Year arrives not on January 1, but July 1 as one-year forward earnings now include a healthy portion of the coming year.)

2

That does not mean, however, that the market is unconcerned about potential pitfalls. Note the difficulties faced by equity and bond markets during the month of June when attention shifted to statements made by Fed Chairman Bernanke that the Fed may alter its QE, not by selling its bond portfolio into the market or by ending its purchase activities, but by slowing their purchases (or to use the Fed’s term, tapering its purchase activity).

The market’s behavior since early May reminds me of the childhood game of musical chairs. Everyone is perfectly content to continue dancing around the circle of chairs, but they are listening intently to the music trying to anticipate when it comes to a stop so they can make a dive for one of the remaining chairs.

During the first half of 2013, mid-cap stocks, as represented by the S&P MidCap 400 Index, outperformed all but the small-cap Russell 200 Index (up 14.59% vs 15.86%) and the Dow Jones Industrial Average (up 15.20%). Mid-cap value stocks, as represented by the Russell Midcap Value Index bested all domestic benchmarks rising 16.10%. All other domestic equity benchmarks were up double-digit through the first six months of the year (NASDAQ Composite up 13.43%, S&P 500 up 13.82%).

Sectors that led performance within the S&P MidCap 400 were consumer staples (up 28.39%), healthcare (up 25.31%), utilities (up 19.23%) and consumer discretionary (up 17.82%). Industrials grew roughly in-line with the benchmark (up 15.92%). Financials (up 14.51%) and telecommunications (up 11.28%) lagged slightly, with technology (up 7.38%), energy (up 6.21%), and materials (up 4.69%) lagging badly.

Fund Performance

The Stewart Capital Mid Cap Fund returned 9.74% for the six months ended June 30, 2013, underperforming its benchmarks the S&P MidCap 400 (up 14.59%) and the Russell Midcap Value Index (up 16.10%).

We aim to buy good companies at good prices and hold onto those companies for a long time. By focusing on buying good companies at good prices, we believe that we can avoid making irrational decisions and ignore the hysteria that sometimes surrounds market psychology. Sometimes we have to keep reminding ourselves why we believe what we believe to keep from falling into the trap of chasing returns – even when in so doing we run the risk of looking foolish.

We understand why healthcare (in particular hospitals) did well in the first half of the year; we just aren’t buying in to the story. The rationale goes something like this: The Patient Protection and Affordable Care Act (aka Obamacare) will help ease the funding stress of healthcare providers by ensuring that all citizens are covered by some type of health plan and by actually funding some of the pro bono (free) care provided to low income persons. It would be really nice if, by funding pro bono work, the financial strength of healthcare providers increased, but we do not believe it will.

We believe healthcare providers (particularly hospitals) have two large issues. First, their largest costs are personnel, and they do not necessarily have control over those costs. (Can a hospital, if they want to attract top quality doctors, squeeze down physician compensation? We think that is unlikely.)

3

Second, hospitals have two primary sources of income (private pay – paid directly by the consumer and their insurance companies and Medicare/Medicaid) and they do not have control over the level of reimbursement provided by either.

In our mind, a good business is not one in which the company has little or no control over either revenues or expenses. We see a business like that akin to being the driver of a car where you have no control over either the brakes or the accelerator. Simply controlling the steering wheel is not enough to ensure a safe trip to your destination.

That is not to say that we have ignored the healthcare space. We prefer businesses in this industry that will be helped by the attempt to reduce healthcare costs (i.e., generic for branded drug substitution - Perrigo) or ones that help improve the patient experience (i.e., Masimo, Myriad Genetics). We believe these businesses are sustainable and have good profitability profiles, which should make for a better long-term investment experience.

Weak performance from a couple of our industrials holdings (Cummins, Inc., up 0.75%, and Itron, down 4.65%) pulled down otherwise good results from our industrials investments, and caused our industrials names to underperform both the sector and the benchmark. Cummins’s difficulty is centered, primarily, in the slowing developing markets and the resulting slowing in mining, power generation, and oil and gas markets. We view this as a short-term issue, and continue to believe in the long-term success of Cummins.

Performance was hurt most from our materials investments. Materials (particularly mining) stock price performance is closely correlated to global economic activity. With the global economy slowing, it could be expected that stock prices in this segment also decline, and we were not disappointed. In particular, performance was hurt by three holdings – Southern Copper Corporation, CF Industries Holdings, Inc., and Thompson Creek Metals, which all saw double-digit decreases in stock prices. We had attempted to mitigate the downside potential of Thompson Creek by swapping out of common stock and into a convertible preferred, but the market did not care. The company was being punished for continued cost over-runs on its Mt Milligan project (which was to diversify the company away from its dependence on molybdenum) and falling molybdenum prices (which was funding its Mt Milligan project). Having had enough, we exited the position during the first quarter.

Joining the list of investment partner companies during the first half of the year were Tech Data Corporation, Myriad Genetics, Inc., Masimo Corporation, and F5 Networks, Inc.

Tech Data is a wholesale distributor of technology software and hardware components and provides tech support and training to value-added resellers (mom and pop computer stores for example). In a nutshell, they help companies with software and hardware purchases by becoming a single sourcing contact. We believe companies like Tech Data should be a beneficiary of the movement towards cloud computing, particularly as the business world continues to look to outsource segments of their cost structure where they do not have an expertise. (In other words, it may be cheaper to outsource an IT department than to build and maintain it internally.)

4

Myriad Genetics is a pure play molecular diagnostic company that specializes in analyzing BRCA genes for mutations that cause cancer – particularly breast and ovarian cancer. By identifying the part of the population that has the two genetic mutations specifically identified for breast and ovarian cancer, people can take preventative measures to lower their risks of getting cancer towards that of the general population and, therefore, reduce overall healthcare costs. While the company is not without controversy (in this case the controversy surrounds the patentability of gene sequencing), it did provide us with an excellent entry point.

Masimo is another healthcare name. It is a non-invasive monitoring company that developed a pulse oximeter for monitoring pulse and oxygen levels using a sensor placed on a patient’s finger and held in place with a spring clip. It is important to measure blood oxygen levels as low blood oxygen can cause brain damage or death in three to five minutes. Masimo’s product is able to provide a more accurate reading and results in a lower degree of false alarms through its signal extraction technology. The company is attempting to expand the addressable market by moving beyond intensive care and neonatal wards and moving into the general hospital ward. The company has no debt and significant cash on its books and generates a high degree of cash of which they have been good stewards.

Finally, F5 Networks is a computer networking product company that basically acts as a traffic cop between the end user (potentially you) and the data center to make sure that the data that goes between the user and the data center is and remains secure. Given the industry’s move to cloud computing and the continued growth of Internet traffic, our need for data security only increases. We believe that F5 is an excellent way to participate in that trend.

During the first half, we also added to our position in j2 Global, Inc., taking advantage of some slippage in the share price since we added the name last year.

We also parted ways with a number of holdings during the first half of the year. While I would love to say we did so in order to capture gains, that wasn’t always the case. In particular, as mentioned earlier in this letter, we exited our position in Thompson Creek. Thompson provides proof to that old adage, “Live by the sword, die by the sword.” In this case, molybdenum was the sword.

McDermott International, Inc. was a lesson in corporate mismanagement. In this case, management didn’t cook the books or anything so dramatic, they simply suffered from a seeming inability to accurately gauge the cost of projects on which they bid (and won). While we like the business in which McDermott operates, we could no longer wait for management to get their act together and exited our holding. All was not lost with this investment, however. The company spun off its U.S. domestic engineering and construction business (Babcock & Wilcox) in 2010. We continue to hold that company, and expect to do so for the foreseeable future.

On a much more pleasant note, we exited our position of C.R. Bard, Inc. because the stock reached our estimate of its intrinsic value. While the company had received an inflow of cash due to litigation proceeds, we believed that it would be challenged to generate profitable growth for shareholders and exited the name.

5

During the quarter, positive stock price performance resulted in a number of overweight positions in the Fund. Thus, we decided to trim Cummins, Inc., Kirby Corporation, Triumph Group, and Meredith Corporation. We believe these companies are not bad investments and we remain committed to them as long-term holdings. That said, it makes sense to take some of our gains off the table.

Strategy Overview

The message delivered in this part of our letter every six months remains the same – as I would hope it would. As outlined earlier in this letter, our aim is to find good companies selling at attractive prices with whom we expect to partner for a long time. While we realize that our long-term focus may cause us to look foolish from time to time, a long-term view allows us to remove ourselves from many of the emotions of shorter-term thinking.

Mindful that Wall Street’s modus operandi often seems to be “Ready…Shoot…Aim,” we attempt to improve our odds of hitting the mark by getting the order correct. After all, one has a much better chance of hitting the target if one aims BEFORE one shoots. It does not necessarily mean you will hit the target, but you have increased your chances markedly.

We will continue to look for investments that we believe are overlooked and/or misunderstood because we think the risks of investing in those types of companies are likely to be rewarded. As we evaluate potential risk and potential reward of any investment, business value will remain our sole focus.

Thank you for your continued confidence. As always, we will strive to meet your investment needs, and I welcome any questions you might have. You may reach me at 877.420.4440 or at stewartcap.@UMB.com.

Sincerely,

Malcolm E. Polley, CFA
President and Chairman of the Board of Trustees
Stewart Capital Mutual Funds

June 2013

6

The views and opinions in this report were current as of June 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the Adviser reserves the right to change its views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Fund portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Adviser or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this report. Please see the prospectus for a discussion of the risks related to investing in the Fund.

The Fund invests primarily in undervalued mid-cap stocks and therefore is subject to the possibility that value stocks or mid-cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Because the Fund invests in a relatively limited number of securities, it may present greater risk than a more broadly diversified portfolio.

7

Expense Example For the six months ended June 30, 2013 (Unaudited)

As a shareholder of the Stewart Capital Mid Cap Fund (the “Fund”), you incur ongoing costs which typically consist of management fees, distribution and service (12b-1) fees, and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee charged by the intermediary. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs or costs associated with investing through a financial intermediary were included, your costs would have been higher.

Stewart Capital Mid Cap Fund	Beginning account value 1/1/13	Ending account value 6/30/13	Expenses paid during period 1/1/13-6/30/131
Actual	$1,000.00	$1,097.40	$7.18
Hypothetical (5% return before expenses)	1,000.00	1,018.20	6.91

1
Expenses are equal to the Fund’s annualized expense ratio (1.38%), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the one-half year period). The Board of Trustees approved a reduction of the Fund’s annualized expense ratio from 1.50% to 1.20% at the February 26, 2013 Board of Trustees Meeting effective April 30, 2013.

8

Stewart Capital Mid Cap Fund
Schedule of Investments June 30, 2013 (Unaudited)

COMMON STOCKS 91.3%	Shares	Value
Banks 1.7%
Northwest Bancshares, Inc.	71,082	$960,318
		960,318
Capital Goods 15.2%
Babcock & Wilcox Co.	29,385	882,432
Cummins, Inc.	11,357	1,231,780
EMCOR Group, Inc.	57,143	2,322,863
Itron, Inc. *	51,854	2,200,165
Triumph Group, Inc.	22,784	1,803,354
		8,440,594
Consumer Durables & Apparel 5.8%
Polaris Industries, Inc.	18,498	1,757,310
Skechers U.S.A., Inc. - Cl. A *	60,101	1,443,025
		3,200,335
Consumer Services 3.0%
Matthews International Corp. - Cl. A	44,298	1,670,035
		1,670,035
Diversified Financials 2.6%
Federated Investors, Inc. - Cl. B	52,053	1,426,773
		1,426,773
Energy 3.0%
Whiting Petroleum Corp. *	36,830	1,697,495
		1,697,495
Food, Beverage & Tobacco 2.4%
J.M. Smucker Co. (The)	13,036	1,344,663
		1,344,663
Health Care Equipment & Services 3.9%
Masimo Corp.	40,055	849,166
Varian Medical Systems, Inc. *	19,290	1,301,110
		2,150,276
Materials 10.0%
CF Industries Holdings, Inc.	11,939	2,047,538
FMC Corp.	26,802	1,636,530

See Notes to Financial Statements.

9

Schedule of Investments (continued)

COMMON STOCKS (CONTINUED)	Shares	Value
Materials 10.0% (Continued)
Southern Copper Corp.	67,738	$1,870,924
		5,554,992
Media 3.6%
Meredith Corp.	42,512	2,027,822
		2,027,822
Pharmaceuticals, Biotechnology & Life Sciences 5.7%
Myriad Genetics, Inc. *	66,503	1,786,936
Perrigo Co.	11,285	1,365,485
		3,152,421
Retailing 3.6%
GameStop Corp. - Cl. A	47,892	2,012,901
		2,012,901
Software & Services 2.4%
Micros Systems, Inc. *	31,490	1,358,793
		1,358,793
Technology Hardware & Equipment 13.2%
F5 Networks, Inc. *	23,649	1,627,051
Flextronics International Ltd. *	228,596	1,769,333
Tech Data Corp. *	35,632	1,677,911
Western Digital Corp.	36,853	2,288,203
		7,362,498
Telecommunication Services 6.6%
j2 Global, Inc.	42,246	1,795,877
Skyworks Solutions, Inc. *	84,573	1,851,303
		3,647,180
Transportation 3.2%
Kirby Corp. *	22,332	1,776,287
		1,776,287
Utilities 5.4%
AGL Resources, Inc.	31,310	1,341,947
Oneok, Inc.	40,452	1,671,072
		3,013,019

Total Common Stocks (Cost $39,417,946)		50,796,402

See Notes to Financial Statements.

10

Schedule of Investments (continued)

LIMITED PARTNERSHIP INTEREST 4.2%	Shares	Value
Materials 4.2%
Terra Nitrogen Co., LP	10,903	$2,333,133
Total Limited Partnership Interest (Cost $1,598,992)		2,333,133

SHORT TERM INVESTMENT 4.6%
Federated Prime Obligations Fund, 0.04% **	2,564,729	2,564,729
Total Short Term Investment (Cost $2,564,729)		2,564,729

Total Investments 100.1% (Cost $43,581,667)		55,694,264
Liabilities less Other Assets (0.1)%		(39,749)
Net Assets 100.0%		$55,654,515

*	Non-income producing

**	Represents 7-day effective yield as of June 30, 2013.

Sector Breakdown June 30, 2013 (Unaudited)
(based on total investments)

See Notes to Financial Statements.

11

Statement of Assets and Liabilities 6/30/13 (Unaudited)

Assets:
Investments at value (cost $43,581,667)	$55,694,264
Receivable for fund shares sold	12,736
Dividends and interest receivable	12,950
Prepaid expenses	26,104
Total assets	55,746,054

Liabilities:
Due to investment adviser (See Note 4)	12,661
Payable for fund shares redeemed	6,566
Accrued audit fees	8,381
Accrued legal fees	2,833
Accrued administration expense (See Note 5)	4,886
Accrued shareholder servicing fees	9,474
Accrued 12b-1 fees (See Note 4)	34,555
Accrued custodian expense	3,623
Accrued printing expense	6,738
Other payables	1,822
Total liabilities	91,539
Net Assets	$55,654,515

Net Assets Consist of:
Capital stock	$43,151,831
Undistributed net investment income	39,114
Accumulated net realized gains	350,973
Net unrealized appreciation on investments	12,112,597
Total Net Assets	$55,654,515

The Pricing of Shares:
Net asset value, offering and redemption price per share
($55,654,515 divided by 3,918,382 shares outstanding, no par value, unlimited shares authorized)	$14.20

See Notes to Financial Statements.

12

Statement of Operations Period ended 6/30/13 (Unaudited)

Investment Income:
Dividend income	$351,347
Interest income	820
Total Investment Income	352,167

Expenses:
Investment advisory fees (See Note 4)	158,843
12b-1 fee (See Note 4)	56,730
Shareholder servicing fees	30,162
Administration and accounting fees (See Note 5)	29,480
Professional fees	21,569
CCO fees	17,852
Federal and state registration fees	17,253
Trustees' fees and expenses	11,901
Custody fees	11,384
Reports to shareholders	9,465
Insurance expense	9,226
Miscellaneous costs	6,332
Total expenses before waivers	380,197
Expense waivers (See Note 4)	(67,120)
Net expenses	313,077
Net Investment Income	39,090

Realized and Unrealized Gain on Investments:
Net realized gain on investments	622,943
Change in unrealized appreciation/depreciation on investments	3,370,071
Net realized & unrealized gain on investments	3,993,014
Net Increase in Net Assets Resulting From Operations	$4,032,104

See Notes to Financial Statements.

13

Statements of Changes in Net Assets

	Period Ended 6/30/13 (Unaudited)	Year Ended 12/31/12
Operations:
Net investment income	$39,090	$206,919
Net realized gain on investments	622,943	771,808
Change in unrealized appreciation on investments	3,370,071	4,017,522
Net increase in net assets resulting from operations	4,032,104	4,996,249

Distributions Paid From:
Net investment income	—	(239,454)
Net realized gains	—	(1,240,298)
Total distributions	—	(1,479,752)

Capital Share Transactions:
Proceeds from shares sold	17,950,157	10,811,892
Proceeds from reinvestment of distributions	—	582,048
	17,950,157	11,393,940
Payments for shares redeemed	(5,146,968)	(5,058,738)
Net increase from capital share transactions	12,803,189	6,335,202

Total Increase in Net Assets	16,835,293	9,851,699

Net Assets:
Beginning of period	38,819,222	28,967,523
End of period (including undistributed net investment income of $39,114 and $24, respectively)	$55,654,515	$38,819,222

Transactions in Shares:
Shares sold	1,290,277	851,725
Issued in reinvestment of distributions	—	45,683
Shares redeemed	(371,396)	(397,952)
Net increase	918,881	499,456

See Notes to Financial Statements.

14

Financial Highlights

For a Fund share outstanding throughout each period	Period Ended 6/30/13 (Unaudited)		Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Net asset value, beginning of period	$12.94		$11.59	$11.83	$9.27	$6.39	$9.94

Income from investment operations:
Net investment income	0.01		0.07	0.04	0.02	0.05	0.15
Net realized and unrealized gain (loss) on investments	1.25		1.78	(0.11)	2.55	2.86	(3.52)
Total from investment operations	1.26		1.85	(0.07)	2.57	2.91	(3.37)

Less distributions:
From net investment income	—		(0.08)	—	—	—	(0.18)
Return of capital	—		—	—	(0.01)	(0.03)	—
From net realized gains	—		(0.42)	(0.17)	—	—	—
Total distributions	—		(0.50)	(0.17)	(0.01)	(0.03)	(0.18)
Net asset value, end of period	$14.20		$12.94	$11.59	$11.83	$9.27	$6.39

Total Return	9.74	%**	16.08%	(0.62)%	27.80%	45.75%	(34.34)%

Supplemental data and ratios:
Net assets, end of period (000s)	$55,655		$38,819	$28,968	$27,425	$20,230	$6,645
Ratio of net expenses to average net assets	1.38	%*(1)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of expenses before waivers to average net assets	1.67	%*	1.81%	1.95%	2.16%	3.67%	6.68%
Ratio of net investment income to average net assets	0.17	%*(1)	0.60%	0.39%	0.24%	0.69%	1.71%
Ratio of net investment income (loss) before waivers to average net assets	(0.12	)%*	0.29%	(0.06)%	(0.42)%	(1.48)%	(3.47)%
Portfolio turnover rate	16.68	%**	26.40%	31.97%	48.36%	43.00%	58.86%

*	Annualized.

**	Not annualized.

(1)	The Board of Trustees approved a reduction of the Fund’s annualized expense ratio from 1.50% to 1.20% at the February 26, 2013 Board of Trustees Meeting effective April 30, 2013.

See Notes to Financial Statements.

15

Notes to Financial Statements June 30, 2013 (Unaudited)

1. Organization

Stewart Capital Mutual Funds (the “Trust”) was organized on September 22, 2006 as a Delaware business trust and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified open-end investment management company. The Trust currently consists of one investment portfolio: Stewart Capital Mid Cap Fund (the “Fund”). Stewart Capital Advisors, LLC (the “Adviser”) is the Fund’s investment adviser. The Fund commenced investment operations at the close of business December 29, 2006. Prior to December 29, 2006, the only activity was the seed capital investment of $100,000 by the Adviser to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In January 2013, the Financial Accounting Standards Board issued ASU No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the Financial Accounting Standards Board issued ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The implementation of ASU No. 2013-01 does not impact the Fund’s financial statement disclosures based on the absence of applicable off-setting arrangements in the current composition of the Fund.

Investment Valuation ■ In determining the Net Asset Value (“NAV”) of the Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively, “Nasdaq-traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the average of the current bid and asked prices on such exchanges. Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the OTC market. Short-term securities

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having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which there are no readily available market quotations will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees. The fair value of a security is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its NAV per share.

GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•
Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stocks, limited partnerships and short-term investments. ■ Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2. Short-term investments may be valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2013:

Investments in Securities
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks*	$50,796,402	$—	$—	$50,796,402
Limited Partnership Interest*	2,333,133	—	—	2,333,133
Short Term Investment	2,564,729	—	—	2,564,729
Total	$55,694,264	$—	$—	$55,694,264

*	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

The Fund adopted the Financial Accounting Standards Board (“FASB”) amendments to authoritative guidance which require the Fund to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the period ended June 30, 2013, there were no transfers in and out of Level 1, Level 2 and Level 3. The Fund did not hold any Level 2 or Level 3 securities during the period ended June 30, 2013. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

Federal Income Taxes ■ It is the Fund’s policy to continue to meet the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years 2009-2012, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended June 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Securities Transactions and Investment Income ■ Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income and amortization are recognized daily on an accrual basis. Return of capital distributions from investments will decrease the cost of the relevant investment security and thus may impact unrealized appreciation or depreciation of the investment security and the realized gain or loss on its disposition.

Distributions to Shareholders ■ Dividends from net investment income, if any, are generally declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The tax character of distributions made during the year from net investment income or net realized gain may differ from those determined for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. Investment Transactions

Purchases and sales of securities by the Fund, excluding short-term investments, for the period ended June 30, 2013 were $19,234,335 and $7,351,352 respectively.

4. Investment Advisory Agreement and Distribution Plan

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.70% for the services provided by the Adviser. Effective April 30, 2013 the Adviser has contractually agreed to limit the annual operating expenses of the Fund to 1.20% through April 30, 2014, subject to later reimbursement by the Fund in certain circumstances (“the Expense Limitation Agreement”). Prior to April 30, 2013, the contractually agreed limit to the annual operating expenses of the Fund was 1.50%. The Expense Limitation Agreement renews automatically for successive one-year periods, subject to approval by the Fund’s Board of Trustees. During the period ended June 30, 2013, the Adviser waived investment advisory fees for the Fund of $67,120 under the Expense Limitation Agreement. While the Expense Limitation Agreement is in effect, the Adviser is entitled to recoup from the Fund amounts waived or reimbursed for a period of up to three years from the date such amounts were waived or reimbursed, provided the Fund’s expenses, including such recouped amounts, do not exceed the stated expense limitations. During the period ended June 30, 2013, the Adviser did not recoup any expenses. At June 30, 2013, $149,078 is subject to recoupment through December 31, 2013, $130,066 through December 31, 2014, $108,332 through December 31, 2015 and an additional $67,120 through June 30, 2016, to the extent the Expense Limitation Agreement is still in effect.

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Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a plan of distribution with UMB Distribution Services, LLC which permits the Fund to pay for certain expenses associated with the distribution of its shares and for services provided to its shareholders. Under the Plan, the Fund may pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of the Fund. During the period ended June 30, 2013, the Fund incurred distribution expenses of $56,730.

Effective April 30, 2013, UMB Distribution Services, LLC replaced Grand Distribution Services, LLC as the Fund’s Distributor.

5. Administration Agreements

The Fund has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (“UMBFS”). Under the terms of the Agreement, UMBFS provides non-investment-related administrative services for the Fund. UMBFS supervises the preparation of tax returns, reports to shareholders, reports to and submits filings with the SEC and state securities commissions, calculates the daily NAV per share and maintains the financial books of the Fund. For these services, UMBFS receives fees computed at an annual rate of the daily net assets of the Fund, subject to a minimum annual contractual fee. In addition, the Fund reimburses UMBFS for certain out-of-pocket expenses incurred by UMBFS in obtaining valuations of such Fund’s portfolio securities and other expenses.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of June 30, 2013, Jasco & Co. and Charles Schwab & Co. Inc., for the benefit of its customers, owned 44% and 28%, respectively, of the Fund and as such may be deemed to control the Fund. Jasco & Co. is an affiliate of the Adviser.

7. Federal Income Tax Information

At June 30, 2013, gross unrealized appreciation and depreciation and cost of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$43,691,679
Gross Unrealized Appreciation	$13,160,777
Gross Unrealized Depreciation	(1,158,192)
Net Unrealized Appreciation	$12,002,585

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales.

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As of December 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$205,640
Unrealized long-term gains	69,619
Tax accumulated earnings	275,259
Accumulated capital and other losses	(590,773)
Unrealized appreciation on investments	8,786,094
Total accumulated earnings	$8,470,580

The tax character of distributions paid during the fiscal years ended December 31, 2012 and 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$364,514	$—
Long-Term Capital Gains	1,115,238	416,613
Total Distributions	$1,479,752	$416,613

As of December 31, 2012, the Fund had $590,773 of post-October losses, which are deferred until fiscal year 2013 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

8. Officers and Trustees

Certain officers or trustees of the Trust are also officers or trustees of the Adviser. During the period ended June 30, 2013, the Fund incurred $17,852 in Chief Compliance Officer fees and $11,901 in trustee fees for its unaffiliated trustees. These trustee fees are paid in shares of the Fund valued at the time of payment.

9. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Adviser, the Fund expects the risk of loss to be remote.

10. Subsequent Event Disclosure

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Additional Information (Unaudited)

Proxy Voting Policies and Procedures

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (toll-free) 877.420.4440 and request a Statement of Additional Information which contains this description. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. A report on “Form N-PX” of how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, is available without charge, upon request, by calling (toll-free) 877.420.4440 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the website of the Securities and Exchange Commission at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

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PRIVACY NOTICE
FACTS	WHAT DOES STEWART CAPITAL MUTUAL FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Assets • Retirement Assets • Transaction History • Checking Account Information	• Purchase History • Account Balances • Account Transactions • Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Stewart Capital Mutual Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Stewart Capital Mutual Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call (877) 420-4440

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Who we are
Who is providing this notice?	Stewart Capital Mutual Funds

What we do
How does Stewart Capital Mutual Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Stewart Capital Mutual Funds collect my personal information?
We collect your personal information, for example, when you
•   Open an account
•   Provide account information
•   Give us your contact information
•   Make deposits or withdrawals from your account
•   Make a wire transfer
•   Tell us where to send the money
•   Tells us who receives the money
•   Show your government-issued ID
•   Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
•   Sharing for affiliates’ everyday business purposes – information about your creditworthiness
•   Affiliates from using your information to market to you
•   Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Stewart Capital Mutual Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Stewart Capital Mutual Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Stewart Capital Mutual Funds does not jointly market.

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Stewart
CAPITAL

877.420.4440
www.stewartcap.com

This material must be preceded or accompanied by a current Stewart Capital Mutual Funds prospectus.

Stewart Capital Mutual Funds are distributed by UMB Distribution Services, LLC.

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)
The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected or are reasonably likely to materially affect Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)	Not applicable to semi-annual reports.

(a)(2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)	Not applicable so semi-annual reports.

(b)	Certification pursuant to Section 906 if the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stewart Capital Mutual Funds

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
August 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
August 26, 2013

/s/ Timothy P. McKee
Timothy P. McKee
Principal Financial Officer
August 26, 2013